497(d)
                                                                       333-17633

AXA Equitable Life Insurance Company
MONY Life Insurance Company of America

SUPPLEMENT DATED FEBRUARY 11, 2011 TO THE CURRENT VARIABLE LIFE PROSPECTUSES
AND SUPPLEMENTS TO PROSPECTUSES
--------------------------------------------------------------------------------

This Supplement updates the current Prospectuses and Statements of Additional Information ("SAIs") as previously supplemented (together, the "Prospectuses") for certain variable life insurance products issued by AXA Equitable Life Insurance Company ("AXA Equitable") and/or MONY Life Insurance Company of America ("MONY America"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain a copy of the Prospectuses issued by AXA Equitable and/or MONY America free of charge, by writing to AXA Equitable and/or MONY America at 1290 Avenue of the Americas, New York, New York 10104.

Please note the following change:

The section titled "Estate, gift and generation-skipping taxes" under "Tax information" is deleted in its entirety and replaced with the following:


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. This amount has been raised to $5 million for 2011 and 2012, indexed for inflation in 2012. During 2011 and 2012, a portability rule generally permits a surviving spouse to carryover the unused portion of their deceased spouse's exclusion amount. For years 2013 and thereafter the gift and estate tax exclusion referred to above is scheduled to return to 2001 levels, i.e. $1 million, with no portability. Various legislative proposals have been made from repeal of the tax, to extending the temporary provisions, or for raising or lowering future exemption levels and rates.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions, as well as for certain gifts of up to $13,000 per recipient per year ($13,000 for 2011, indexed for inflation).


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). For 2011 and 2012 this exemption is the same $5 million amount discussed above for estate and gift taxes, but without portability, then in years 2013 and thereafter, it is scheduled to return to 2001 levels. Again, as in the case for estate taxes, various proposals exist which may alter these rules. The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.





      DISTRIBUTED BY AFFILIATE AXA ADVISORS, LLC, AND FOR CERTAIN POLICIES
              CO-DISTRIBUTED BY AFFILIATE AXA DISTRIBUTORS, LLC,
               1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.
             COPYRIGHT 2011 AXA EQUITABLE LIFE INSURANCE COMPANY.
              COPYRIGHT 2011 MONY AMERICA LIFE INSURANCE COMPANY.
                             ALL RIGHTS RESERVED.
                      AXA Equitable Life Insurance Company
                     MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

EVM-125 (2/11)                                                     146271 (2/11)
ALL AXA/MLOA IL Legacy and IL Legacy II only NB/IR (AR)                   E13662